EXHIBIT 99.2



                         PROFORMA FINANCIAL INFORMATION
                      REFLECTING THE EFFECTS OF THE MERGER


     The following present the combined financial data of the Company and the Target for the Company's year ended December 31, 2004 as previously filed by the Company under form 10KSB. The Target's balance sheet as of December 31, 2004 has been derived from financial statements for the Target's year ended September 30, 2004 and the three months ended March 31, 2005 included as Exhibit 99.1 to this Form 8K/A. The combined balance sheet as of December 31, 2004 assumes that the merger of the Company and the Target occurred on that date.

     The pro forma balance sheets is not necessarily indicative of the results that actually would have occurred if the merger had been completed on the assumed date(s) nor are the statements necessarily indicative of future combined financial position or earnings. The data presented should be read in conjunction with the financial statements of the Company and the Target for the periods shown.

     The Surviving Corporation will account for the Merger as a recapitalization of the Target. For accounting purposes, the financial statements of the Surviving Corporation will be substantially those of the Target, as adjusted for the merger. As such, its assets, liabilities, capital accounts, and share data will be retroactively restated to give effect to the merger, and the pre-merger historical financial statements of the Target will become those of the Surviving Corporation. Adjustments would be required to reflect the transaction being accounted for as a reverse merger.





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    Unaudited Proforma Condensed Combined Balance Sheet at December 31, 2004

                                                             Company         Target
Balance Sheet                                            Stand Alone    Stand Alone     Adjustments      Proforma     Notes
----------------------------------------------------- --------------- -------------- ---------------- -------------- ---------
Assets
Current Assets
Cash & Cash Equivalents                                      $     9  $     333,206   $            0   $    333,215
Accounts Receivable                                                0        947,351                0        947,351
Inventory                                                          0        541,268                0        541,268
Prepaid Expenses and Other Current Assets                          0        250,511                0        250,511
----------------------------------------------------- --------------- -------------- ---------------- -------------- ---------
Total Current Assets                                               9      2,072,336                0      2,072,345

Property and Equipment
  net of accumulated depreciation                                  0         68,292                0         68,292

Other Assets
Cost of Deferred Revenue                                           0        788,665                0        788,665
Intangibles - Net accumulated amortization                         0        207,699                0        207,699
Deposits                                                           0        117,675                0        117,675
----------------------------------------------------- --------------- -------------- ---------------- -------------- ---------
Total Other Assets                                                 0      1,114,039                0      1,114,039

Total Assets                                                       9      3,254,667                0      3,254,676

Liabilities and Capital
Current Liabilities
Accounts Payable and Accrued Expenses                         30,597        844,489          (30,597)       844,489         6
Notes Payable, related parties                                 5,000      1,007,425         (300,000)       712,425   2(f), 7
Notes payable, other                                               0      5,834,883         (100,000)     5,734,883      2(f)
Obligation for leased equipment                                    0      1,131,668                0     1,131,668
Interest Payable                                                   0        122,510                0       122,510
Royalty Payable                                                    0        200,000                0       200,000
Contract Advances                                                  0        598,000                0       598,000
Sales Tax Payable                                                  0         58,950                0        58,950
Estimated Liability Under Warranties                               0        142,834                0       142,834
Other Current Liabilities                                          0         40,375                0        40,375
----------------------------------------------------- --------------- -------------- ---------------- -------------- ---------
Total Current Liabilities                                     35,597      9,981,134         (430,597)     9,586,134
Long Term Liabilities                                              0              0                0              0
----------------------------------------------------- --------------- -------------- ---------------- -------------- ---------
Total Liabilities                                             35,597      9,981,134         (430,597)     9,586,134

Capital
Series 1 Preferred Stock                                           0            507             (507)             0         1
Series 2 Preferred Stock                                           0          1,585           (1,585)                       1
Series 3 Preferred Stock                                           0            997             (997)                       1
Series 4 Preferred Stock                                           0          1,590           (1,590)                       1
Common Stock                                                  22,284          9,195          (13,841)        17,638         2
Additional Paid in Capital                                    59,161      8,940,380       1,,701,255     10,700,796         3
Treasury Stock                                                     0       (150,000)               0       (150,000)
Retained Earnings                                          (117,033)    (15,530,721)      (1,252,137)   (16,899,891) 2(d),4,5
----------------------------------------------------- --------------- -------------- ---------------- -------------- ---------
Total Capital                                               (35,588)     (6,726,467)         430,597     (6,331,458)
===================================================== =============== ============== ================ ============== =========

    Unaudited Proforma Condensed Combined Balance Sheet at December 31, 2004

Notes:

1. Upon completion of the merger all Target preferred shares will convert one for one to common shares per the terms of the merger.

2. Adjustment to reach proforma par value of common shares of merged entity which includes the sum of a) 22,284,000 shares of Acquirer Common stock less 19,932,265 of principal shareholder common to be cancelled, b) 9,195,925 of Target common Shares to be converted one for one into Acquirer common stock, c) a one for one conversion of 4,678,767 of Target preferred shares into Acquirer common stock, d) 330,336 shares of Target common stock due to Target preferred shareholders under antidilution provisions in their shareholder agreements and subsequently converting one to one into Acquirer common stock at $1.25 per share, e) 795,000 shares of Acquirer common stock at $1.25 per share issuable for services rendered in connection with the merger, and f) conversion of $395,000 of Target's Promissory Notes into 316,000 shares common stock at $1.25 per share.

3.   Sum of eliminations in Notes 2(a), 2(d), 2(f), 4, 5, 6 and 7.

4. An adjustment of $117,033 to the retained earnings of Acquirer as a recapitalization adjustment.

5. Expense in the amount of $1,072,500 related to issuance of 795,000 shares of common stock to service providers at an estimated value of $1.25 per share.

6.   Elimination of payable due Target from Company.

7. Company Shareholder forgave note balance of $5,000 as part of merger consideration.